SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                Pursuant to Section 13 or Section 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): October 15, 2003



                      __________BPC Holding Corp.________
            (Exact name of Registrant as specified in its charter)



                        ____________Delaware__________
                (State or other jurisdiction of incorporation)



               033-75706-01                        351814673
         (Commission File Number)      (IRS Employer Identification No.)


                 101 Oakley Street, Evansville, Indiana 47710
         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (812) 424-2904





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Item 5 (Other)

    1. On October 15, 2003, Berry Plastics Corporation ("Berry") issued a press release announcing that it had entered into a definitive agreement to acquire Landis Plastics, Inc., for $228 million, including repayment of existing indebtedness. A copy of this press release is attached hereto as
Exhibit 99.1.

   2. On October 23, 2003, Berry issued a press release announcing its intention to issue an additional amount of its 10 3/4% Senior Subordinated Notes due 2012 resulting in gross proceeds of up to $110 million in an add-on private placement offering. A copy of this press release is attached hereto as Exhibit 99.2.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Text of press release dated October 15, 2003

Exhibit 99.2 Text of press release dated October 23, 2003


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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Berry Plastics Corporation

Date: October 23, 2003

                                           By:/s/James M. Kratochvil
                                            ----------------------------
                                           James M. Kratochvil
                                           Executive Vice President, Chief
                                           Financial Officer, Treasurer and
                                           Secretary



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                                 Exhibit Index
                                 -------------

99.1 Text of press release dated October 15, 2003

99.2 Text of press release dated October 23, 2003



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